Exhibit 99.1

1 Investor Presentation As of June 30, 2012

 Consumer finance company focused on the sub - prime auto market  Established in 1991; IPO in 1992  Through June 30, 2012, approximately $9.2 billion in contract purchases from auto dealers  Irvine, California headquarters and three strategically located servicing branches in Virginia, Florida and Illinois  Approximately 540 employees  As of June 30, 2012, managed portfolio of approximately $806 million 2

0.0% 2.0% 4.0% 6.0% 8.0% 31+ Delinquencies 3 0.0% 2.0% 4.0% 6.0% 8.0% Net Charge - offs $600 $650 $700 $750 $800 $850 Total Managed Portfolio ($ in mm) $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 Net Income ($ in mm ) $50.0 $75.0 $100.0 $125.0 $150.0 New Contract Purchases ($ in mm)

U.S. Auto Finance Market 2006 U.S. auto financing = $405 billion (1) $216 billion new; $189 billion used Company estimates 20%, or $81 billion is “subprime” Historically fragmented market Few dominant long - term players Significant barriers to entry Other National Market Players GM Financial/AmeriCredit Santander Consumer/Drive Capital One Chase Custom Wells Fargo Regional Acceptance/BB&T Westlake Financial (1) According to CNW Marketing Research, Inc. 4

 Purchase contracts from dealers across the U.S.  As of June 30, 2012 the Company had 34 employee marketing reps in the field and 28 in - house  Primarily factory franchised dealers (1) Under the CPS programs for contracts purchased in the first half of 2012. 74% 26% Contract Purchases (1) Factory Franchised Independents 5

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 ($ in millions)  Since inception through June 2012 the Company has purchased $9.2 billion in contracts  New contract purchases have ramped up significantly since financial crisis 6

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Model Year • 10% New • 90% Pre - owned • 54% Domestic • 46% Foreign Primarily late model, pre - owned vehicles 7 (1) Under the CPS programs for contracts purchased in the first half of 2012.

 CPS’s risk - adjusted pricing results in program offerings covering a wide band of the credit spectrum (1) Under the CPS programs for contracts purchased in the first half of 2012. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. FICO % of Purchases Preferred 17.0% $18,797 610 3% Super Alpha 18.7% $18,272 562 19% Alpha Plus 21.0% $16,859 563 14% Alpha 23.9% $15,908 559 36% Standard 27.2% $13,661 555 12% Mercury / Delta 29.0% $11,833 548 9% First Time Buyer 28.1% $11,741 562 7% Total 23.2% $15,333 560 100% 8

• Average age 41 years • Average time in job 6 years • Average time in residence 6 years • Average credit history 13 years • Average household income $55,452 per year • Percentage of homeowners 25% Borrower: • Average amount financed $15,333 • Average monthly payment $417 • Average term 61 months • Weighted Average APR 20.2% • Weighted Average LTV 113% Contract: 9 (1) Under the CPS programs for contracts purchased in the first half of 2012.

Contract Originations  Centralized contract originations at Irvine HQ ▪ Maximizes control and efficiencies  Proprietary auto - decisioning system ▪ Makes initial credit decision on over 99% of incoming applications ▪ Uses both criteria and proprietary scorecards in credit and pricing decisions  Pre - funding verification of employment, income and residency ▪ Protects against potential fraud Servicing  Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance  Early contact on past due accounts; commencing as early as first day after due date  Early stage workload supplemented by automated intelligent predictive dialer  Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies 10

 $200 million in funding capacity through two credit facilities › $100 million with Goldman Sachs/Fortress due in December 2012 › $100 million with Citibank due in May 2013  Regular issuer of asset - backed securities, which provides long - term matched funding › $8.2 billion in over 60 deals from 1994 through June 2012  Have completed six senior subordinated securitizations since September 2010 › In June 2012 transaction, sold four tranches of rated bonds from “A” down to “B” with a blended coupon of 3.15%  $20 million residual financing with Citibank matures in February 2013 11

$595 $744 $907 $1,122 $1,566 $2,126 $1,664 $1,195 $ 756 $ 795 $806 0 500 1,000 1,500 2,000 2,500 ($ in Millions) 12  Decline through 2010 was the result of the financial crisis. Managed portfolio is growing again.

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% CPS Portfolio (1)  Portfolio delinquencies (31+) are improving significantly 13 (1) Three - quarter rolling averages.

0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Months Seasoned 2002 2003 2004 2005 2006 2007 2008 2010 2011  Average of quarterly vintage cum. net losses as of June 30, 2012  2010 and later vintages in line or better than 2003 and 2004 vintages 14

15 30.00% 35.00% 40.00% 45.00% 50.00% 55.00% 100.00 105.00 110.00 115.00 120.00 125.00 130.00 Manheim Index Recovery Rate Manheim Used Vehicle Value Index (Quarterly Avg.) (1) CPS Recovery Rate Quarterly Avg. (2) (1) Wholesale used vehicle prices (on a mix, mileage, and seasonally adjusted basis). (2) Quarterly average net liquidation proceeds as a percentage of the net balance at the time of sale.  Recovery rates correlate to Manheim Index  Steady improvement since December 2008

16 ($ in millions) June 30, 2012 December 31, 2011 December 31, 2010 December 31, 2009 Assets Cash $ 10.2 $ 10.1 $ 16.3 $ 12.4 Restricted Cash 127.8 159.2 124.0 128.5 Finance receivables, net of allowance 604.7 506.3 552.5 840.1 Finance receivables measured at fair value 102.4 160.3 --- --- Residual interest in securitizations 4.8 4.4 3.8 4.3 Deferred tax assets, net 15.0 15.0 15.0 33.5 Other Assets 37.2 34.8 30.9 49.5 $ 902.2 $ 890.1 $ 742.4 $ 1,068.3 Liabilities Accounts payable and other accrued liabilities $ 23.5 $ 28.0 $ 22.0 $ 17.9 Warehouse lines of credit 28.6 25.4 45.6 4.9 Debt secured by receivables measured at fair value 104.7 166.8 --- --- Residual interest financing 15.3 21.9 39.4 56.9 Securitization trust debt 666.1 583.1 567.7 904.8 Senior secured debt, related party 53.7 58.3 44.9 26.1 Other debt 21.1 20.8 20.3 22.0 912.9 904.3 740.0 1,032.7 Shareholders’ equity (10.7) (14.2) 2.4 35.6 $ 902.2 $ 890.1 $ 742.4 $ 1,068.3

17 Six Months Ended Years Ended ($ in millions) June 30, 2012 June 30, 2011 December 31, 2011 December 31, 2010 December 31, 2009 Revenues Interest income $ 82.2 $ 56.4 $ 127.9 $ 137.1 $ 208.2 Servicing fees 1.4 2.5 4.3 7.7 4.6 Other i ncome 5.1 4.6 10.9 10.4 11.1 88.7 63.5 143.1 155.2 223.9 Expenses Employee costs 17.1 15.1 32.3 33.8 37.3 General and administrative 15.0 12.7 26.8 26.1 32.2 Interest 42.1 38.4 83.1 81.6 111.8 Provision for credit losses 12.5 8.1 15.5 29.9 92.0 86.8 74.2 157.6 171.4 273.3 Pretax income (loss) 1.9 (10.6) (14.5) (16.2) (49.4) Income tax expense (gain) --- --- --- 17.0 7.8 Net income (loss) $ 1.9 $ (10.6) $ (14.5) $ (33.2) $ (57.2) EPS (loss) (fully diluted) $ 0.08 $ (0.58) $ (0.76) $ (1.90) $ (3.07)

(1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. ($ in millions) Six Months Ended Years Ended June 30, 2012 June 30, 2011 December 31, 2011 December 31, 2010 December 31, 2009 Auto contract purchases $257.8 $110.9 $284.2 $113.0 $8.6 Total managed portfolio $806.1 $635.0 $794.6 $756.2 $1,194.7 Risk - adjusted margin (1) $34.0 $17.1 $44.6 $43.7 $4.7 Core operating expenses (2) $ amount $32.1 $27.8 $59.0 $59.9 $69.5 % of average managed portfolio 8.1% 8.2% 8.3% 6.5% 5.2% Total delinquencies and repo inventory (30+ days) (% of total owned portfolio) 3.8% 5.9% 6.0% 9.2% 8.8% Annualized net charge - offs (% of average owned portfolio) 3.5% 7.7% 5.2% 9.0% 11.0% 18

 CPS has weathered two industry cycles to remain one of the few independent public auto finance companies  Three quarters of improving profitability and operating performance  Attractive industry fundamentals with fewer large competitors than last cycle  Disciplined approach to credit quality and servicing  Credit performance of 2008 and later vintages in line or better than 2003 and 2004 vintages  Growing portfolio enhances operating leverage through economies of scale  Opportunistic, successful acquisitions  Stable senior management team with significant equity ownership » Senior management, including vice presidents, average 15 years of service with the Company 19

 Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U . S . Securities and Exchange Commission ("Commission") . Such materials may be found by inquiring of the Commission‘s EDGAR search page (http : //www . sec . gov/edgar/searchedgar/companysearch . html) using CPS's ticker symbol, which is "CPSS . " Risk factors that should be considered are described in Item 1 A, “Risk Factors," of CPS's annual report on Form 10 - K, which report is on file with the Commission and available for review at the Commission's website . Such description of risk factors is incorporated herein by reference . 20

 Information included in the preceding slides is believed to be accurate, but is not necessarily complete . Such information should be reviewed in its appropriate context . The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed . To the extent that one reading the preceding material nevertheless makes such an inference, such inference would be a forward - looking statement, and would be subject to risks and uncertainties that could cause actual results to vary . Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent in sub - prime financing, and exposure to litigation . 21